IMPAIRMENT CHARGES	12 Months Ended
Dec. 31, 2023
IMPAIRMENT CHARGES
IMPAIRMENT CHARGES
8.	IMPAIRMENT CHARGES

	Years ended December 31,
	2023	2022
Inventories (i)	$38.9	$106.8
Property, plant and equipment (ii)	—	243.2
	$38.9	$350.0

i.	Inventories

During the year ended December 31, 2023, the Company recognized an impairment charge of $38.9 million related to a reduction in the estimate of recoverable ounces on the Fort Knox heap leach pads due to changes in estimated recovery rates. The related income tax recovery of $3.1 million was recorded in income tax expense.

During the year ended December 31, 2022, the Company recognized an impairment charge of $106.8 million related to a reduction in the estimate of recoverable ounces on the Round Mountain heap leach pads due to changes in recovery rates resulting from changes to the mine plan. The related income tax recovery of $18.9 million was recorded in income tax expense.

ii.	Property, Plant and equipment

During the year ended December 31, 2022, the Company recorded an impairment charge of $243.2 million, related to property, plant and equipment at Round Mountain. The impairment charge was a result of changes to the mine plan and slope design, as well as increased costs due to inflationary pressure experienced in the state of Nevada. The related income tax recovery of $41.8 million was recorded in income tax expense. As at December 31, 2022, the carrying amount of Round Mountain was $569.5 million.

The significant estimates and assumptions used in the Company’s impairment assessment are disclosed in Note 5ii (d) to the financial statements.